CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Dynasty Energy Resources, Inc.

New York, NY

I hereby consent to the incorporation on Form 10-SB my report dated March 10, 2008, relating to the financial statements for the fiscal years ended December 31, 2007 and 2006, included herein.

/s/   Michael F. Cronin

Michael F. Cronin

Certified Public Accountant

March 19, 2008

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